UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 10, 2024

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On September 10, 2024, MultiPlan Corporation (the "Company" or "MultiPlan") announced that it is exploring ways to ensure its capital structure enables the Company to operate as efficiently and sustainably as possible and is in discussions with several MultiPlan debt holders to establish a capital structure that will help the Company facilitate its transformation into a data and technology-forward company focused on improving transparency, quality, and affordability in healthcare.

Forward-Looking Statements
This Report includes statements that express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, including the discussion of the Company’s plans with respect to its capital structure. The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and there can be no assurance that future developments will occur as anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, changes in management’s and the Board’s intentions and those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 10, 2024

                                MultiPlan Corporation

                                By:     /s/ Travis S. Dalton
                                Name:    Travis S. Dalton
                                Title:    President and Chief Executive Officer